SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K
                                 Current Report
                                  United States
                       Securities and Exchange Commission
                             Washington, D.C. 20549

                 CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of Earliest Event Reported): August 17, 2005


                          SecureCARE Technologies, Inc.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)

           NEVADA                         0-29804               82-0255758
---------------------------------       -----------       ---------------------
(State or other jurisdiction            Commission          (I.R.S. Employer
of incorporation or organization)       file number       Identification Number)


               3001 Bee Caves Road - Suite 150, Austin Texas 78746
               ---------------------------------------------------
                    (Address of principal executive offices)

Registrant's telephone number, including area code: (512) 439-3900
Securities registered pursuant to Section 12(b) of the Act: None
Securities registered pursuant to Section 12(g) of the Act: Common Stock, par value $.001 per share

                                 NOT APPLICABLE
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

ITEM 3.02. UNREGISTERED SALES OF EQUITY SECURITIES

         On August 17, 2005, SecureCARE Technologies, Inc. (the "Company") announced that it completed a private placement financing (the "Financing"). The investors in the Financing received, for each $100,000 invested a Unit ("one Unit") comprised of 90,909 shares of the Registrant's Series B Convertible Preferred Stock convertible into common stock on a share for share basis ("B Preferred") and 18,182 five year Common Stock Purchase Warrants ("Warrants") with an exercise price of $1.25.

         Twenty two investors subscribed for and purchased $1,570,000 of Units comprised of 1,427,273 shares of Series B Preferred and 285,454 Warrants in the Financing. The Company incurred fees and expenses associated with the financing of $131,806. Gryphon Financial Securities Corp. ("Gryphon") acted as placement agent on $300,000 of the financing and received 32,727 five year Warrants with an exercise price of $1.25.

         The Financing was conducted pursuant to the exemption provided pursuant to Regulation D under the Securities Act of 1933, as amended, and analogous state laws. The investors in the Financing, as well as Gryphon, have certain registration rights with respect to the common stock underlying the securities issued therein.

         The Company is using the proceeds of the Financing to make the investments necessary to continue to develop its technological capabilities and to execute its sales and marketing strategy.

ITEM 9.01. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

Exhibits:

         3.1 Certificate of Designation for Series B Preferred Stock (Incorporated by reference to exhibit 3.10 to the Company's Form 10-KSB for the year ended December 31, 2004).

         4.1    Specimen Certificate Series B Preferred Stock (filed herewith)

         4.2 Form of Warrant (Incorporated by reference to exhibit 4.3 to the Company's Form 10-KSB for the year ended December 31, 2004).

        99.1    Press Release Dated August 17, 2005 (filed herewith)

SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August 17, 2005

SecureCARE Technologies, Inc.

By: /s/ NEIL BURLEY
    -----------------------------------------
Name:   Neil Burley
Title:  Chief Financial Officer


By: /s/ ROBERT WOODROW
    -----------------------------------------
Name:   Robert Woodrow
Title:  President and Chief Executive Officer